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                                                                    EXHIBIT 10.6

                              EMPLOYMENT AGREEMENT
                              --------------------

     This Employment Agreement (this "Agreement") is entered into effective November 29, 1999, by and between Total Renal Care Holdings, Inc. (the "Employer") and Gary Beil (the "Employee").

     1.   TERM OF AGREEMENT.
          -----------------

          Employer hereby agrees to employ Employee, and Employee hereby accepts employment, upon the terms and conditions hereinafter set forth. Employee's employment with Employer is "at will," which means that Employee may terminate his employment at any time, with or without cause, and with or without notice, and, similarly, that Employer may terminate Employee's employment at any time, with or without cause, and with or without notice.

     2.   DUTIES OF EMPLOYEE.
          ------------------

          (a) Employee shall be the Vice President-Controller of Employer and shall perform the duties of such office, as well as such other duties that may be assigned to him by the Vice President & Chief Accounting Officer or other senior level executive of Employer.

          (b) Employee agrees to devote substantially all of his time, energy, and ability to the business of Employer. Employee shall at all times observe and abide by Employer's policies and procedures as in effect from time to time.

          (c) Unless otherwise agreed, Employee shall report to the Vice President and Chief Accounting Officer of Employer or his designee. Employee shall work in Employer's Tacoma, Washington Business Office.

     3.   COMPENSATION.
          ------------

          Employer shall pay to Employee in full consideration of all services to be rendered by Employee:

          (a)  Salary: Employer will pay to Employee a base salary of $150,000
               ------
               annually. Such salary shall be earned bi-weekly and shall be payable in periodic installments consistent with Employer's payroll schedule. Amounts payable shall be reduced by standard withholdings and authorized deductions. Employer may, in its discretion, increase Employee's salary.

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          (b)  Bonus. Employee shall be eligible to receive a bonus of up to 50%
               -----
               of his current salary, payable in a manner consistent with Employer's practices and procedures. The amount of the bonus, if any, will be decided by Employer in its sole discretion and based on the criteria used to determine the bonus, if any, payable to similarly-situated executives.

          (c)  Benefits. Employee and/or his family, as the case may be, shall
               --------
               be eligible for participation in and shall receive all benefits under Employer's health and welfare benefit plans (including, without limitation, medical, prescription, dental, disability, and life insurance) under the same terms and conditions applicable to executives at similar level of compensation and responsibility.

          (d)  Vacation. Employee shall receive 26 days of PTO per year.
               --------

          (e)  Relocation Expenses. Employee shall receive relocation payments
               -------------------
               not to exceed $40,000.00.

          (f)  Stock Options. Employee will receive options to purchase 60,000
               -------------
               shares of Employer stock, vesting ratably over four (4) years and expiring on the fifth anniversary of the grant. The vesting period will accelerate upon a Change In Control, as that term is defined by the Stock Option Agreement.

          (g) Employer reserves the right to modify, suspend, or discontinue any and all of its health and welfare benefit plans, practices, policies, and programs at any time without recourse by Employee so long as such action is taken generally with respect to all other similarly-situated peer executives and does not single out Employee.

     4.   TERMINATION.
          -----------


          (a)  Death or disability. Employee's employment shall automatically
               -------------------
               terminate upon Employee's death. If Employer determines in good faith that a Disability of has occurred (pursuant to the definition of Disability set forth below), it may give Employee written notice of its intention to terminate Employee's employment. In such event, Employee's employment with Employer shall terminate effective on the 30th day after receipt of such notice by Employee, provided that, within the 30 days after receipt of such notice, Employee shall not have returned to full-time performance of his duties. For purposes of this Agreement, "Disability" shall mean a physical or mental impairment that renders Employee unable to perform the essential functions of his position, even with reasonable accommodation that does not impose an undue hardship on Employer. Employer reserves the right, in good faith, to make the determination of Disability under this Agreement based upon the

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               information supplied by Employee and/or his medical personnel, as well as information from medical personnel (or others) selected by Employer or its insurers.

          (b)  Cause. Employer may terminate Employee's employment for Cause.
               -----
               "Cause" shall mean that employer, acting in good faith based upon the information then known to Employer, determines that Employee has engaged or committed: (1) a felony that is likely to and which does in fact have the effect of injuring the reputation, business, or a business relationship of Employer; (2) an act of fraud or dishonesty resulting in or intended to result directly or indirectly in personal enrichment at the expense of Employer;
               (3) repeated refusal to perform his duties, which goes uncorrected for a period of thirty (30) days after written notice has been provided to Employee; (4) act of willful misconduct or gross negligence; (5) an act of unlawful discrimination, including sexual harassment; or (6) a violation of his duty of loyalty or of any fiduciary duty.

          (c)  Obligations of Employer Upon Termination.
               ----------------------------------------

                  (1)  Death or Disability. If Employee's employment is
                       -------------------
                       terminated by reason of Employee's death or Disability (as that term is defined above), this Agreement shall terminated without further obligation to Employee or his legal representative under this Agreement, other than for
                       (a) payment of the sum of (i) Employee's annual base salary through the date of termination to the extent not theretofore paid and (ii) any compensation previously deferred by Employee (together with any accrued interest or earnings thereon) and any accrued but unused PTO (the sum of the amounts described in (i) and (ii) shall hereinafter be referred to as the "Accrued Obligations"), which shall be paid to Employee or his estate or beneficiary, as applicable, in a lump sum upon termination and in a manner consistent with Employer's payroll practices; and (b) payment to Employee or his estate or beneficiary, as applicable, any amounts due pursuant to the terms of any applicable welfare benefit plans. Nothing herein shall affect Employee's rights under any existing stock option agreement.

                  (2)  Cause. If Employee's employment is terminated for Cause
                       -----
                       (as that term is defined above), this Agreement shall terminate without further Obligations to Employee other than for the timely payment of Accrued Obligations.

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                  (3)  Other than Cause, Death, or Disability. If, within two
                       --------------------------------------
                       (2) years of the date of this Agreement, Employee's employment is terminated for other than Cause, death, or Disability, this Agreement shall terminate without further obligations to Employee other than (a) the timely payment of Accrued Obligations and (b) the continued payment of his then-current base salary, less standard withholdings and authorized deductions, for a period of twelve (12) months following the termination of his employment. During this twelve-month period, Employee will use his best efforts to obtain employment or consulting arrangements. Employer may offset, dollar-for-dollar, any amount Employee earns from any subsequent employment or consulting arrangement, less relocation and other costs associated with the change of employment. Employee will advise Employer in writing as to his earnings.

     5.   CHANGE OF CONTROL.
          -----------------

          (a)  For purposes of this Agreement, a "Change of Control" shall mean:
               (1) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of Employer (including any transaction in which Employer becomes a wholly owned or majority owned subsidiary of another corporation); (2) any merger or consolidation or reorganization in which Employer does not survive; (3) any merger or consolidation in which Employer survives, but the shares of Employer's common stock outstanding immediately before such merger or consolidation represent 50% or less of the voting power of Employer after such merger or consolidation; or (4) any transaction in which more than 50% of Employer's assets are sold.

          (b) For purposes of this Agreement, "Constructive Discharge" shall mean the occurrence of any of the following after a Change of
               Control: (1) Employee is no longer the Vice President-Controller and his position has been significantly downgraded; (2) the scope of Employee's authority, duties, and responsibilities have been materially diminished; or (3) there has been a material reduction in Employee's base salary, bonus, or benefits as in effect on the date of a Change of Control.

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          (c)  If Employee resigns following a Constructive Discharge following a Change of Control, this Agreement shall terminate without further obligations to Employee other than (a) the timely payment of Accrued Obligations and (b) the continued payment of his then-current base salary, less standard withholdings and authorized deductions, for a period of twelve (12) months following the termination of his employment. During this twelve-month period, Employee will use his best efforts to obtain employment or consulting arrangements. Employer may offset, dollar-for-dollar, any amount Employee earns from any subsequent employment or consulting arrangement, less relocation and other costs associated with the change of employment. Employee will advise Employer in writing as to his earnings.

     6.   INDEMNIFICATION.
          ---------------

          Employer agrees to indemnify Employee against and in respect of any and all claims, demands in accordance with all applicable laws.

     7.   ARBITRATION.
          -----------

          Except as provided below, any controversy or claim arising out of, relating to, or in any way connected with this Agreement, any alleged breach thereof, or Employee's employment shall be settled by arbitration in accordance with the rules of the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. Without limiting the general nature of the foregoing, such claims include, but are not limited to: wage and benefit claims; contract claims; tort claims; defamation claims; claims for employment discrimination (statutory or nonstatutory) based on age, race, sex, national origin, color, religion, disability (perceived, actual, or record of), medical condition, sexual orientation, and marital status; claims for harassment; and claims for a violation of federal, state, local, or other government law, constitution, statute, regulation, or ordinance. The arbitrator shall apply the appropriate federal or state law, shall have the authority to interpret this Agreement (but does not have the power to amend, change, delete, or add any terms), and shall have the power to determine the appropriate legal or equitable remedy, if any. The arbitrator's decision, which must be in writing, will be final and binding, and the arbitrator's award may be entered in any court having jurisdiction thereof.

     8.   NON-COMPETITION.
          ---------------

          (a) During the term of this Agreement, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partners, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of Employer, its subsidiaries, or affiliates.

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          (b)  Employee agrees that for a period of one (1) year after the termination of his employment with Employer, he will not, directly or indirectly, without the prior written consent of Employer's Board of Directors, provide consulting services with or without pay, own, manage, operate, join, control, participate in, or be connected as a stockholder, partner, or otherwise with any business, individual, partnership, firm, corporation, or other entity that is then in competition with Employer's business or any subsidiary or affiliate of Employer.

          (c) It is expressly agreed that Employer will or would suffer irreparable injury if Employee were to compete with the business of Employer or any subsidiary or affiliate of Employer in violation of this Agreement and that Employer would by reason of such competition be entitled to injunctive relief in a court of appropriate jurisdiction. Employee consents and stipulates to the entry of such injunctive relief in such a court prohibiting him from competing with Employer or any subsidiary or affiliate of Employer in violation of this Agreement.

     9.   ANTISOLICITATION.
          ----------------

          Employee promises and agrees that during the term of this Agreement, he will not influence or attempt to influence any customers of Employer or any of its present or future subsidiaries or affiliates, either directly or indirectly, to divert their business to any business, individual, partnership, firm, corporation, or other entity that is then in competition with Employer's business or any subsidiary or affiliate of Employer.

     10.  SOLICITING EMPLOYEES.
          --------------------

          Employee promises and agrees that he will not, for a period of one (1) year after the termination of his employment, directly or indirectly, solicit any of Employer's employees to work for any business, individual, partnership, firm, corporation, or other entity that is then in competition with Employer's business or any subsidiary or affiliate of Employer.

     11.  CONFIDENTIAL INFORMATION.
          ------------------------

          (a) Employee shall hold in a fiduciary capacity for the benefit of Employer all secret or confidential information, knowledge, or data relating to Employer or any of its affiliated companies, and their respective businesses, which shall have been obtained by Employee during his employment by Employer or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by Employee or his representatives in violation of this Agreement). After termination of Employee's employment with Employer,

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               Employee shall not, without the prior written consent of
               Employer, or as may otherwise required by law or legal process, communicate or divulge any such information, knowledge, or data to anyone other than Employer or those designated by it.

          (b) Employee agrees that all lists, materials, records, books, data, plans, files, reports, correspondence, and other documents ("Employer material") used, prepared, or made available to Employee shall be and remain property of Employer. Upon termination of employment, Employee shall immediately return all Employer material to Employer, and Employee shall not make or retain any copies thereof.

     12.  ASSIGNMENT.
          ----------

          Employee may not, without the prior written consent of Employer, assign this Agreement or any rights or obligations hereunder. Employer may assign this Agreement and delegate any of its rights and duties, without the consent of Employee, to any of its subsidiaries or affiliates. In addition, upon the sale of all or substantially all of the assets, business, and goodwill of Employer to another corporation, or upon the merger or consolidation of Employer with another corporation, this Agreement may be assigned to the corporation purchasing such assets, business, and goodwill, or surviving such merger or consolidation so long as said corporation expressly assumes in writing the obligation of Employer herein.

     13.  INVALIDITY OF PROVISION.
          -----------------------

          In the event that any provision of this Agreement is determined to be illegal, invalid, or void for any reason, the remaining provisions hereof shall continue in full force and effect.

     14.  WAIVER.
          ------

          No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

     15.  COMPLETE AGREEMENT.
          ------------------

          This Agreement constitutes and contains the entire agreement and final understanding concerning Employee's employment with Employer and the other subject matters addressed herein between the parties. It is intended by the parties as a complete and exclusive statement of the terms of their agreement. It supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof. Any representation, promise, or agreement not specifically included in this Agreement

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shall not be binding upon or enforceable against either party.

     16.  CONSTRUCTION.
          ------------

          Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

     17.  COMMUNICATIONS.
          --------------

          All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or if mailed by registered or certified mail, postage prepaid, addressed to Employer at 21250 Hawthorne Blvd., Ste. 800, Torrance, California, 90503, or addressed to Employee at 1710 20th Street Ct. NW, Gig Harbor, Washington, 98335.

     18.  EXECUTION.
          ---------

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

     19.  LEGAL COUNSEL.
          -------------

          Employee and Employer recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

          In witness whereof, the parties hereto have executed this Agreement as of the date first written above.

      /s/ KENT THIRY                             /s/ GARY BEIL
     -----------------------------              -----------------------------
     Total Renal Care Holdings, Inc.            Gary Beil
     By: Kent Thiry
     Its: Chief Executive Officer

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